                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: January 10, 2001
                    Capita Equipment Receivables Trust 1997-1

A New York                    Commission File          I.R.S. Employer
Corporation                   No. 333-34793            No. 13-7135550

                          c/o AT&T Capital Corporation
                       650 Cit Drive Livingston, NJ 07039
                         Telephone Number (973) 535-5909

ITEM. 5  OTHER
CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                                 JANUARY 8, 2001     PAYMENT DATE:   JANUARY 16, 2001
COLLECTION PERIOD:                                DECEMBER 31, 2000
I.    INFORMATION REGARDING THE CONTRACTS

    1.  CONTRACT POOL PRINCIPAL BALANCE
        a. Beginning of Collection Period                         $       206,108,343
        b. End of Collection Period                               $       192,273,234
        c. Reduction for Collection Period                        $        13,835,108
    2.  DELINQUENT SCHEDULED PAYMENTS
        a. Beginning of Collection Period                         $         6,232,506
        b. End of Collection Period                               $         6,757,560
    3.  LIQUIDATED CONTRACTS
        a. Number of Liquidated Contracts                                         105
           with respect to Collection Period                                      ---
        b. Required Payoff Amounts of Liquidated Contracts        $         1,081,729
        c. Total Reserve for Liquidation Expenses                 $                 -
        d. Total Liquidation Proceeds Received                    $           167,224
        e. Liquidation Proceeds Allocated to Owner Trust          $           167,224
        f. Liquidation Proceeds Allocated to Depositor            $                 -
        g. Current Realized Losses                                $           914,505
    4.  PREPAID CONTRACTS
        a. Number of Prepaid Contracts with respect                               153
           to Collection Period                                                   ---
        b. Required Payoff Amounts of Prepaid Contracts           $         1,177,011
    5.  PURCHASED CONTRACTS (BY TCC)
        a. Number of Contracts Purchased by TCC with                                0
           respect to Collection Period                                             -
        b. Required Payoff Amounts of Purchased Contracts         $                 -


    6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                               ---------------------------------------------------------------------
                                                                                    % OF AGGREGATE
                                NUMBER OF           % OF       AGGREGATE REQUIRED   REQUIRED PAYOFF
                                CONTRACTS         CONTRACTS      PAYOFF AMOUNTS         AMOUNTS
                               ---------------------------------------------------------------------
     a.      Current               22,963           89.19%        $ 175,687,494          88.27%
     b.      31-60 days             1,486            5.77%        $  10,852,061           5.45%
     c.      61-90 days               592            2.30%        $   5,907,435           2.97%
     d.      91-120 days              311            1.21%        $   3,045,455           1.53%
     e.      120+ days                393            1.53%        $   3,538,351           1.78%
     f.      Total                 25,745          100.00%        $ 199,030,795         100.00%


    7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


    -----------------------------------------------------------------------------------------------------------
                            % OF                   % OF                 % OF                     % OF
                          AGGREGATE              AGGREGATE           AGGREGATE                 AGGREGATE
                       REQUIRED PAYOFF        REQUIRED PAYOFF     REQUIRED PAYOFF           REQUIRED PAYOFF
                           AMOUNTS                AMOUNTS             AMOUNTS                   AMOUNTS
    COLLECTION
       PERIODS      31-60 DAYS PAST DUE   61-90 DAYS PAST DUE   91-120 DAYS PAST DUE      120+ DAYS PAST DUE
    -----------------------------------------------------------------------------------------------------------
        12/31/00             5.45%                  2.97%               1.53%                     1.78%
        11/30/00             5.48%                  2.28%               1.09%                     1.91%
        10/31/00             4.60%                  2.12%               1.42%                     1.41%
        09/30/00             4.87%                  2.47%               1.52%                     1.34%
        08/31/00             4.78%                  2.82%               1.18%                     1.35%
        07/31/00             5.09%                  2.58%               1.17%                     1.33%
        06/30/00             5.62%                  2.56%               1.09%                     1.56%
        05/31/00             4.63%                  1.83%               1.16%                     1.57%
        04/30/00             4.92%                  2.47%               1.45%                     1.34%
        03/31/00             5.20%                  2.85%               1.14%                     1.25%
        02/29/00             6.39%                  2.83%               1.32%                     1.63%
        01/31/00             5.70%                  2.42%               1.30%                     1.55%
        12/31/99             5.66%                  2.51%               1.39%                     1.25%
        11/30/99             5.55%                  2.46%               1.24%                     1.39%
        10/31/99             5.24%                  2.77%               1.17%                     1.45%
        09/30/99             5.19%                  2.14%               1.13%                     1.38%
        08/31/99             4.43%                  2.01%               1.19%                     1.22%
        07/31/99             4.53%                  2.14%               1.21%                     1.27%
        06/30/99             5.01%                  2.02%               1.19%                     1.31%
        05/31/99             5.77%                  2.37%               1.10%                     1.38%
        04/30/99             5.01%                  2.11%               0.86%                     1.09%
        03/31/99             5.41%                  2.06%               0.92%                     1.15%
        02/28/99             5.60%                  2.08%               1.15%                     1.24%
        01/31/99             5.46%                  2.19%               0.94%                     1.11%
        12/31/98             5.26%                  1.86%               0.90%                     0.93%
        11/30/98             5.07%                  1.66%               0.78%                     0.88%
        10/31/98             3.93%                  1.32%               0.66%                     0.98%
        09/30/98             3.98%                  1.18%               0.62%                     0.94%
        08/31/98             3.34%                  1.23%               0.53%                     0.60%
        07/31/98             3.28%                  1.12%               0.52%                     0.85%
        06/30/98             2.76%                  1.14%               0.58%                     0.81%
        05/31/98             3.63%                  1.12%               0.61%                     0.75%
        04/30/98             3.46%                  1.03%               0.63%                     0.69%
        03/31/98             3.30%                  1.26%               0.51%                     0.63%
        02/28/98             6.09%                  1.42%               0.59%                     0.52%
        01/31/98             3.34%                  0.96%               0.41%                     0.26%
        12/31/97             3.17%                  0.86%               0.36%                     0.01%
        11/30/97             2.89%                  0.49%               0.00%                     0.00%

    8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                       -------------------------------------------------------------------------------
                                        COLLECTION         3 COLLECTION    6 COLLECTION PERIODS   CUMULATIVE SINCE
                                          PERIOD          PERIODS ENDING          ENDING            CUT-OFF DATE
                                        DECEMBER-00         DECEMBER-00        DECEMBER-00
                                       -------------------------------------------------------------------------------
  a. Number of Liquidated Contracts         105                 326                927                  8,934
  b. Number of Liquidated                 0.139%              0.431%              1.225%               11.809%
     Contracts as a Percentage
     of Initial Contracts
  c. Required Payoff Amounts of         1,081,728.85        2,872,438.29        7,480,107.92         74,886,345.62
     Liquidated Contracts
  d. Liquidation Proceeds Allocated      167,224.08          530,715.64         1,128,971.76         12,048,387.19
     to Owner Trust
  e. Aggregate Current Realized          914,504.77         2,341,722.65        6,351,136.16         62,837,958.43
     Losses
  f. Aggregate Current Realized            0.080%              0.204%              0.554%               5.479%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance


II. INFORMATION REGARDING THE SECURITIES

  1. SUMMARY OF BALANCE INFORMATION


   ----------------------------------------------------------------------------------------------------------------------
                                 PRINCIPAL BALANCE AS OF CLASS FACTOR AS OF PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF
         CLASS            COUPON    JANUARY 16, 2001      JANUARY 16, 2001     DECEMBER 15, 2000      DECEMBER 15, 2000
                           RATE       PAYMENT DATE          PAYMENT DATE         PAYMENT DATE           PAYMENT DATE

   ----------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes      5.790000%        $0.00               0.00000                $0.00                 0.00000
b. Class A-2 Notes      6.030000%        $0.00               0.00000                $0.00                 0.00000
c. Class A-3 Notes      6.120000%        $0.00               0.00000                $0.00                 0.00000
d. Class A-4 Notes      6.190000%   $86,162,979.94           0.32986           $98,134,006.42             0.37569
e. Class A-5 Notes      6.835000%    $9,637,814.56           0.09179           $10,976,841.29             0.10454
f. Class B Notes        6.450000%   $68,820,000.00           1.00000           $68,820,000.00             1.00000
g. Class C Notes
   (Quarterly Paying)   6.480000%   $34,410,000.00           1.00000           $34,410,000.00             1.00000
h. Total                  N.A.      $199,030,794.50          0.17353           $212,340,847.71            0.18514


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $199,030,794.50 and the CCA Balance is $22,949,047.67.



  2. MONTHLY PRINCIPAL AMOUNT
     a. Principal Balance of Notes                                                             $    212,340,848
        (End of Prior Collection Period)
     b. Contract Pool Principal Balance (End of Collection Period)                             $    192,273,234
     c. Monthly Principal Amount                                                               $     20,067,613
  3. GROSS COLLECTIONS
     a. Scheduled Payments Received                                                            $     12,496,948
     b. Liquidation Proceeds Allocated to Owner Trust                                          $        167,224
     c. Required Payoff Amounts of Prepaid Contracts                                           $      1,177,011
     d. Required Payoff Amounts of Purchased Contracts                                         $              -
     e. Proceeds of Clean-up Call                                                              $              -
     f. Investment Earnings on Collection, Note Distribution and Class C Funding Accounts      $         47,886
     g. Extension Fees Allocated to Owner Trust                                                $              -
     h. Total Gross Collections (sum of (a) through (g))                                       $     13,889,069
  4. DETERMINATION OF AVAILABLE FUNDS
     a. Total Gross Collections                                                                $     13,889,069
     b. Withdrawal from Cash Collateral Account                                                $        754,781
     c. Total Available Funds                                                                  $     14,643,850
  5. CLASS A-5 SWAP
     a. Payment Details
         1- Class A-5 Assumed Fixed Rate                                                               6.250000%
         2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                            0.0833333
         3- Class A-5 Interest Rate (Libor + .125%)                                                    6.835000%
         4- Class A-5 Interest Rate Day Count(Actual/360)                                             0.0888889
         5- Class A-5 Principal Amount                                                         $     10,976,841
     b. Net Payment Calculation
         1- Class A-5 Assumed Fixed Payment                                                    $         57,171
         2- Class A-5  Interest Payment                                                        $         66,690
         3- Net Class A-5 Swap Payment From/(To) the Trust                                     $         (9,519)

  6. APPLICATION OF AVAILABLE FUNDS

     -----------------------------------------------------------------------------------------------------------
                           ITEM                                      AMOUNT          REMAINING AVAILABLE FUNDS
     -----------------------------------------------------------------------------------------------------------
     a. Total Available Funds                                                            14,643,849.86
     b. Servicing Fee                                            214,696.19              14,429,153.67
     c. Interest on Notes:
        i)   Class A-1 Notes                                              0              14,429,153.67
        ii)  Class A-2 Notes                                              0              14,429,153.67
        iii) Class A-3 Notes                                              0              14,429,153.67
        iv)  Class A-4 Notes                                     506,207.92              13,922,945.76
        v)   Class A-5 Swap Net Settlement                        (9,519.36)             13,932,465.12
        vi)  Class A-5 Notes                                      66,690.41              13,865,774.71
        vii) Class B Notes                                       369,907.50              13,495,867.21
        vii) Class C Funding Account                             185,814.00              13,310,053.21
     d. Principal on Notes:
        i)   Class A-1 Notes                                              0              13,310,053.21
        ii)  Class A-2 Notes                                              0              13,310,053.21
        iii) Class A-3 Notes                                              0              13,310,053.21
        iv)  Class A-4 Notes                                  11,971,026.48               1,339,026.73
        v)   Class A-5 Notes                                   1,339,026.73                         (0)
        vi)  Class B Notes                                                0                         (0)
        vii) Class C Funding Account                                      0                         (0)
     e. Deposit to Cash                                                   0                         (0)
        Collateral Account
     f. Amount to be applied in                                           0                         (0)
        accordance with CCA
        Loan Agreement
     g. Balance, if any, to Equity Certificates                          (0)                         0



  7. ACCRUED MONTHLY PRINCIPAL AND INTEREST DEPOSITED INTO THE CLASS C FUNDING ACCOUNT

     Collection Period                                 November-00        December-00
     Beginning Balance                                      0               185,814
     Principal Deposited                                    0                   0
     Interest Deposited                                 185,814             185,814
                                                        -------             -------
     Total Amount Available for Distribution            185,814             371,628
     Amount Distributed                                   0                   0
                                                          -                   -
     Ending Balance                                     185,814             371,628


  8. QUARTERLY APPLICATION OF AVAILABLE FUNDS IN THE CLASS C FUNDING ACCOUNT

   ------------------------------------------------------------------------------------------
           Item                                       Amount      Remaining Available Funds
   ------------------------------------------------------------------------------------------
   a. Total Available Funds                                               371,628
   b. Interest to Class C Note Holders                  0                 371,628
   c. Principal to Class C Note Holders                 0                 371,628


III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

  1. BALANCE RECONCILIATION


      --------------------------------------------------------------------------------------------------------
                                                                                           JANUARY 16, 2001
                               ITEM                                                          PAYMENT DATE
      --------------------------------------------------------------------------------------------------------

      a. Available Cash Collateral Amount (Beginning)                                         23,751,714.11
      b. Deposits to Cash Collateral Account (II.5(f))                                            0.00
      c. Withdrawals from Cash Collateral Account                                              754,780.87
      d. Releases of Cash Collateral Account Surplus                                              0.00
         (Excess, if any of (a) plus (b) minus (c) over (f))
      e. Available Cash Collateral Amount (End)                                               22,996,933.24
         (Sum of (a) plus (b) minus (c) minus (d))
      f. Requisite Cash Collateral Amount                                                     23,100,785.01
      g. Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))                     103,852
  2.     CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
      a. For Payment Dates from, and including, the
         December 1997 Payment Date to,
         and including, the December 1998 Payment Date
         1) Initial Cash Collateral Amount                                                    83,153,171.00
      b. For Payment Dates from, and including, the
         November 1998 Payment Date until
         the Final Payment Date, the sum of
         1) 8.5% of the Contract Pool Principal Balance                                       16,343,224.93
         2) The Aggregate Principal Balance of the Notes
         and the Equity Certificate Balance less the                                          6,757,560.08
         Contract Pool Principal Balance
         3) Total ((1) plus (2))                                                              23,100,785.01
      c. Floor equal to the lesser of
         1) 2% of Cut-Off Date Contract Pool Principal                                        22,938,806.00
         Balance ($22,938,806); and
         2) the Aggregate Principal Balance of the Notes                                     199,030,794.50
      d. Requisite Cash Collateral Amount                                                     23,100,785.01
  3.     CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
      a. Interest Shortfalls                                                                        0
      b. Principal Deficiency Amount                                                           754,780.87
      c. Principal Payable at Stated Maturity Date of                                               0
         Class of Notes or Equity Certificates
      d. Total Cash Collateral Account Withdrawals                                             754,780.87


IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

   --------------------------------------------------------------------------------------------------------------
           DISTRIBUTION               CLASS A-1           CLASS A-2          CLASS A-3              CLASS A-4
             AMOUNTS                    NOTES               NOTES              NOTES                  NOTES
   --------------------------------------------------------------------------------------------------------------
   1. Interest Due                   $            -      $            -     $            -        $    506,208
   2. Interest Paid                  $            -      $            -     $            -        $    506,208
   3. Interest Shortfall             $            -      $            -     $            -        $          -
      ((1) minus (2))
   4. Principal Due                  $            -      $            -     $            -        $ 11,971,026
   5. Principal Paid                 $            -      $            -     $            -        $ 11,971,026
   6. Total Distribution Amount      $            -      $            -     $            -        $ 12,477,234
      ((2) plus (4))


   --------------------------------------------------------------------------------------------------------------
           DISTRIBUTION                CLASS A-5           CLASS B             CLASS C
             AMOUNTS                     NOTES               NOTES              NOTES                  TOTALS
   --------------------------------------------------------------------------------------------------------------
   1. Interest Due                   $    66,690.41      $ 369,907.50       $            -        $    942,805.83
   2. Interest Paid                  $    66,690.41      $ 369,907.50       $            -        $    942,805.83
   3. Interest Shortfall             $            -      $          -       $            -        $             -
      ((1) minus (2))
   4. Principal Due                  $ 1,339,026.73      $          -       $            -        $ 13,310,053.21
   5. Principal Paid                 $ 1,339,026.73      $          -       $            -        $ 13,310,053.21
   6. Total Distribution Amount      $ 1,405,717.14      $ 369,907.50       $            -        $ 14,252,859.03
      ((2) plus (4))

V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS

     --------------------------------------------------------------------------------------------
                                                  AS OF END OF                 AS OF END OF
                   ITEM                            DECEMBER-00                  NOVEMBER-00
                                                 COLLECTION PERIOD           COLLECTION PERIOD
     --------------------------------------------------------------------------------------------
 1.  ORIGINAL CONTRACT CHARACTERISTICS
     a. Original Number of Contracts                   75,651                       N.A.
     b. Cut-Off Date Contract Pool                 $1,146,940,285                   N.A.
        Principal Balance
     c. Original Weighted Average                       46.6                        N.A.
        Remaining Term (in months)
     d. Weighted Average Original Term                  53.7                        N.A.
        (in months)
 2.  CURRENT CONTRACT CHARACTERISTICS
     a. Number of Contracts                            25,745                      26,339
     b. Average Contract Principal Balance             $7,468                      $7,825
     c. Weighted Average Remaining Term                 18.8                        19.6



VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1 PREPAYMENT SCHEDULE

 ---------------------------------------------------       --------------------------------------------------
 PAYMENT DATE                          SINCE ISSUE         PAYMENT DATE                        SINCE ISSUE
   PERIOD                                  CPR               PERIOD                               CPR
 --------------------------------------------------        --------------------------------------------------
       1           December-97          -0.436%                21               August-99        7.940%
       2            January-98           5.709%                22             September-99       8.047%
       3           February-98           6.693%                23              October-99        7.776%
       4             March-98            6.904%                24              November-99       7.545%
       5             April-98            7.280%                25              December-99       7.700%
       6              May-98             7.462%                26              January-00        7.607%
       7             June-98             6.903%                27              February-00       8.193%
       8             July-98             7.298%                28               March-00         8.215%
       9            August-98            7.115%                29               April-00         8.508%
      10           September-98          7.118%                30                May-00          8.326%
      11            October-98           6.694%                31                June-00         8.519%
      12           November-98           6.643%                32                July-00         8.585%
      13           December-98           7.065%                33               August-00        8.417%
      14            January-99           7.152%                34             September-00       8.565%
      15           February-99           7.261%                35              October-00        8.449%
      16             March-99            7.336%                36              November-00       8.515%
      17             April-99            7.666%                37              December-00       8.376%
      18              May-99             7.937%                38              January-01        8.222%
      19             June-99             7.515%
      20             July-99             7.873%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

       A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID
       CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.





                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on January 16, 2001.


  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer